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                                                                    EXHIBIT 23.1


                                                       [Logo of Arthur Andersen]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 10, 2000, which is included in RMH Teleservices, Inc. and Subsidiaries' Form 10-K/A for the fiscal year ended September 30, 2000, and to all references to our Firm included in this registration statement.

                           /s/   ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
April 10, 2001